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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JUNE 29, 2007*

RiverSource(R) Global Technology Fund (Dec. 29, 2006) S-6395-99 L

The Portfolio Manager(s) subsection under Fund Management and Compensation is revised to delete information for Nina Hughes and add the following:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Robert Ewing, CFA, Portfolio Manager

- Managed the Fund since 2007.

- Joined RiverSource Investments in 2002.

- Analyst and Portfolio Manager, Fidelity Investments, 1990 to 2002.

- Began investment career in 1988.

- BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

- Managed the Fund since 2007.

- Joined RiverSource Investments in 2002.

- Analyst and Portfolio Manager, Fidelity Investments, 1993 to 2002.

- Began investment career in 1993.

- MBA, Wharton School, University of Pennsylvania.

Messrs. Ewing and Thakore lead a team of research analysts in determining the allocation of the portfolio among various sectors of the technology industry. Each of the research analysts on the team covers one or more of these sectors and, under the oversight of Messrs. Ewing and Thakore, is responsible for selecting investments based on the portfolio sector allocation determination.

The rest of the section remains the same.

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S-6395-1 A (6/07)
*Valid until next prospectus update
Destroy Dec. 28, 2007